                                                                    EXHIBIT 10.5



                              TAX SHARING AGREEMENT


         This Tax Sharing Agreement (this "Agreement"), by and among the U.S. entities of the Pacific Dunlop Group listed below, is made as of the ____day of _____,_____,

                                   WITNESSETH:

         WHEREAS, the parties to this Agreement (the "Group") include only the U.S. entities as follows:

      Group Members                                     Unit
      -------------                                     ----
      Pacific Dunlop Investments (USA) Inc.             Administration
      Pacific Dunlop Capital Inc.                       Administration
      Pacific Dunlop Finance Company Inc.               Administration
      Pacific Dunlop Footwear, Inc.                     Administration
      Pacific Dunlop Holdings (USA) Inc.                Administration
      Pacific Dunlop Holdings Inc.                      Administration
      Pacific Dunlop USA Inc.                           Administration
      PAC Brands USA Inc.                               PAC Brands
      Pacific Dunlop GNB Corporation                    Batteries
      GNB Technologies Inc.                             Batteries
      GNB Industrial Battery Company                    Batteries
      GNB Battery Technologies Japan Inc.               Batteries
      Pacific Chloride Inc.                             Batteries
      New Enpak Inc.                                    Batteries
      Ansell Healthcare Incorporated                    Ansell
      Ansell Healthcare Products, Inc.                  Ansell
      Ansell Protective Products, Inc.                  Ansell
      Ansell Services, Inc.                             Ansell
      TPL Holdings Inc.                                 Accufix
      TPLC Holdings Inc.                                Accufix
      Cotac Corporation                                 Accufix
      Accufix Research Institute Inc.                   Accufix


         WHEREAS, Pacific Dunlop Investments (USA) Inc. ("PD Investments") is the common parent corporation of all of the Group members,

         WHEREAS, the members of the Group have made or will make an election to file consolidated federal income tax returns pursuant to Section 1501 of the Internal Revenue Code, and the regulations thereunder. Such federal consolidated returns are being filed on a fiscal-year basis commencing July 1, and

         WHEREAS, the parties desire to set forth their agreement with respect to:

         (1) The allocation and payment of the liabilities and benefits arising from the filing of a consolidated tax return and the accounting therefore; and

         (2) the participation and cooperation by each Group member in coordinated tax planning and other matters related to the preparation and filing of consolidated tax returns.

         NOW, THEREFORE, in consideration of the premises and the mutual agreement and benefits herein set forth, the parties agree as follows:

I.       DEFINITIONS

         A. Profitable Unit shall have the meaning attributed to it in Paragraph II(1)

         B.       Loss Unit shall have the meaning attributed to it in Paragraph
                  II(2)

         C. Separate Return Tax Liability shall mean the U.S. tax liability of a Unit, net of foreign tax credits, that would have accrued and be payable in any tax year, including U.S. alternative minimum tax, if applicable, if such Unit were required to have filed a Separate Unit Return (as defined below).

         D. Separate Unit Book Income shall mean the income or loss of each Unit, computed pursuant to generally accepted accounting principles.

         E. Separate Unit Return shall mean with respect to a Unit composed of more than one corporation a consolidated federal income tax return prepared as if such Unit was separate from the Group and with respect to a Unit which is composed of a single corporation a separate federal income tax return prepared as if such Unit was separate from the Group.

         F. Unit shall mean the reporting division (e.g., Administration, PAC Brands, Batteries, Ansell, or Accufix) to which each group member is assigned by PD Investments and designated on page 1 of this agreement.

         G. 100% Owned shall mean a Unit or where applicable a Group member all of whose common shares are owned directly or indirectly by PD Investments.

II.      PURPOSE

         The purposes and intended effects of this Agreement are:

         (1) To require Units having positive taxable income ("Profitable Units") to pay their share of the Group's consolidated tax liability pursuant to Paragraph III(B) hereafter; and

         (2) To compensate Group Units with excess losses or credits ("Loss Units") which are utilized by Profitable Units to reduce such Profitable Units' share of the Group's consolidated tax liability when Loss Units could have used the losses or credits if such Unit filed a Separate Unit Return.

III.     TAX SHARING

         A. The parties to this Agreement will use their best efforts and will take all necessary action to assure that a consolidated federal income tax return is filed by the Group for each year that PD Investments is entitled to file a consolidated return for the Group. PD Investments shall sign separate company tax returns on behalf of the Group member.

         B. Each Unit shall pay to PD Investments an amount equal to its Separate Return Tax Liability. If the Unit is 100% Owned on the last day of the taxable year, the tax computation shall take into consideration the unexpired carryforward tax benefits that such Unit generated prior to the tax year. If the Unit is not 100% Owned on the last day of the taxable year, the tax computation shall take into consideration only the unexpired carryforward tax benefits that such Unit generated (1)


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

                  in prior tax years that it was not 100% Owned for the entire tax year; and (2) in the tax year that it became non-100% Owned, the prorated portion of the unexpired carryforward tax benefits determined to be generated after the date it was no longer 100% Owned. The prorated portion of the unexpired carryforward tax benefits generated after the date the Unit was no longer 100% Owned will be determined based on the entire carryforward tax benefit generated in that tax year multiplied by the percentage of days in the tax year the Unit was not 100% Owned.

                  Payments to PD Investments by any Unit shall not be increased because a separate company tax benefit is limited as a result of a consolidated income tax return being filed, provided that benefit could have been used to reduce the Unit's tax liability if the Unit filed a Separate Unit Return.

                  Based on information provided by Units, PD Investments will determine the required installment for the payment period and bill each Profitable Unit accordingly. PD Investments will remit the appropriate amount of the estimated consolidated federal tax liability to the Internal Revenue Service ("IRS").

                  Profitable Units shall pay PD Investments, by the last day of the month following the end of each fiscal quarter, an amount equal to the estimated combined federal and state effective income tax rate as determined by PD Investments for this purpose on an annual basis multiplied by the period to date tax-adjusted book income calculated through the end of each fiscal quarter, less tax payments previously made. However, any Unit which is 100% Owned by PD Investments at the end of the fiscal quarter and with carryforward tax benefits generated prior to the tax year, which could be used by that Unit if a Separate Unit Return were filed, will not have to make payments to PD Investments until such benefits have been used (as computed on a separate company basis, or expire unused). Any Unit which is not 100% Owned at the end of the fiscal quarter and with carryforward tax benefits generated
                  (1) in prior years in which it was not 100% Owned, or (2) in a prior year in which it was not 100% Owned for part of the tax year, as determined in paragraph 1 of Section III B. above, which could be used by that Unit if such Unit filed a Separate Unit Return, will not have to make payments to PD Investments until such benefits either would have been used or would have expired unused by such Unit (if the Unit filed a Separate Unit Return).

                  If a Unit has underestimated its tax-adjusted Separate Unit Book Income for any period, such Unit shall pay PD Investments all interest and penalties attributable to such underestimation.

                  PD Investments will be responsible for managing the funds received from Profitable Units in excess of estimated consolidated federal tax liability and shall, in its sole discretion, advance such excess funds to Loss Units in accordance with the excess losses or credits of the Loss Units utilized by Profitable Units to reduce such Profitable Unit's share of the Group's consolidated tax liability. The advance of such excess funds will bear interest at the rate determined by PD Investments to be paid on intercompany group advances, either until such advance is repaid or until the time PD Investments is required to credit or pay such excess funds to the Loss Unit. PD Investments shall be required to credit or pay such excess funds, less amounts previously advanced or allowed as a credit against the estimated tax liability owed to PD Investments, to any Loss Unit at the time the Loss Unit would be able to utilize eligible carryforward tax benefits if it filed a Separate Unit Return.

                  Within thirty (30) days after the filing of the federal consolidated tax return or such other later date as PD Investments may determine, a final payment or credit, as determined herein, will be due from or to each Unit. Such final payment or credit shall be equal to the difference between the total estimated payments made by such Units for the year, the Separate Return Tax Liability and the state tax liability, as determined in accordance with Article IV below, and adjusted for each Unit's actual share of interest, late payment penalties and other penalties (if any) arising from the filing of a federal consolidated or state tax return.

                  If a Unit incurs a Net Operating Loss or has excess credits (determined as if the Unit filed a Separate Unit Return) for a Taxable Year and such Unit could carry back such Net Operating Loss or credits on a Separate Unit Return basis, then such Unit will be treated as carrying back such Net Operating Loss or credits and will be entitled to payment in accordance with this paragraph. A Net Operating Loss incurred or credit generated by a Unit which is 100% Owned for the full year in which such Net Operating Loss was incurred or credit generated may be carried back on a Separate Unit Return basis only to years in which the Unit was 100% Owned for the full year. A Net Operating Loss incurred or credit generated by a Unit that is not 100% Owned for the full year in which such Net Operating Loss was incurred or credit generated may be carried back only to years in which the Unit was not 100% Owned for the full year. If a Unit may carry back a Net Operating Loss or credits under this paragraph, then it shall calculate the refund, if any, to which it would be entitled, if it had filed Separate Unit Returns for the current and carryback years. PD Investments shall pay to the Unit the amount of such refund within 30 days of filing of the Consolidated Federal Income Tax Return for the year in which such Net Operating Loss or credits arise. A Net Operating Loss or Credit which cannot be carried back may be carried forward as provided in this Agreement.

         C. PD Investments will have the responsibility for handling all IRS examinations for the Group for all years for which the Group files a consolidated federal income tax return. All expenses of the examination and of defending any adjustments or proposed adjustments which are directly attributable to a specific Unit will be billed to such Unit. In addition, all costs and expenses not directly attributable to any specific Unit will be allocated by PD Investments among the Group in an equitable manner.

         D. If the consolidated federal tax liability for a taxable year is changed as a result of an amended return, an IRS audit, or a carryover or carryback of losses and/or credits, the Unit's allocated shares of federal income tax liability will be recomputed. Any difference between a Unit's previously allocated share of the tax liabilities and benefits arising from the filing of a consolidated tax return of the taxable year and its recomputed allocated share of the tax liability, benefits, interest, late payment penalties and other penalties (if any), shall be remitted to PD Investments or the Units as the case may be, within thirty (30) days after the change has been determined to be final. Interest will be charged or paid after thirty (30) days (such interest to be computed from the date the change has been determined to be final) at the same rate or rates used by the IRS with respect to late payments of tax. Notwithstanding anything to be contrary, any Unit that is not 100% Owned shall not be required to pay any amount to PD Investments as a result of an adjustment which reduces a Unit's Net Operating Loss carryover from a year or portion thereof in which such Unit was 100% owned.

                  If any interest is to be paid to or received from the IRS as a result of a consolidated tax deficiency or refund, such interest will be allocated to Units in the same ratio that each Unit's change in tax liabilities and benefits bears to the total change in tax liability and shall be remitted to PD Investments or the Unit, as the case may be.

         E. Separate Return Tax Liability will be computed by allocating all credits and adjustments to the Unit who earned the credit.

         F. Pursuant to Section I C. above, Separate Return Tax Liability includes U.S. alternative minimum tax. Each Unit shall determine tax liabilities and make payments to PD Investments equal to its


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

                  Separate Return Tax Liability, including U.S. alternative minimum tax, following the principle as discussed in Section III B. above.

         G. This Agreement shall govern the use of all carryover or carryback of net operating losses of each Group member for federal income tax purposes including those, if any, which arose in a prior separate return limitation year ( as defined in the Internal Revenue Code of 1986, as amended and the treasury regulations issued thereunder).

         H. PD Investments agrees to indemnify each Unit of the Group for taxes (including interest and penalties) assessed directly on and collected from the Unit by a governmental authority as a result of filing a consolidated return with the Group to the extent the Unit has previously made payment of such taxes (including interest and penalties) under this agreement to PD Investments or such taxes (including interest and penalties) are properly charged under this agreement to another Unit regardless of whether such taxes (including interest and penalties) have been paid by the other Unit to PD Investments. Where PD Investments has indemnified a Unit of the Group for another Unit's taxes (including interest and penalties), the Unit to whom the taxes (including interest and penalties) are properly charged under this agreement must remit payment to PD Investments upon notice.

IV.      STATE INCOME TAXES

         In the event consolidated or combined unitary state income tax returns are required or elected, each Unit shall pay to PD Investment an amount equal to its separate return tax liability using the apportionment factors applicable if a separate state income tax return were filed. Each Unit shall further determine tax liabilities and make payments to PD Investments following the principle as discussed in Section III B. above.

V.       DURATION

         This Agreement shall continue in full force and effect for so long as the relationship among the Group members permits them to participate in a consolidated return, unless otherwise terminated. In the event that a party to this Agreement ceases to be a Group member, the Agreement shall continue among the remaining Group members and their Units. In the event a party to this Agreement ceases to be a Group member or in the event a new election is validly exercised by the Group not to file a consolidated federal income tax return, then an accounting shall be made to determine the extent, if any, that a Group member received a credit, payment or advance for any tax benefit which has not been realized by the Group. Such amounts previously credited shall become null and void. Amounts paid or advanced to such member will become due and payable to PD Investments within thirty (30) days of termination.

VI.      MODIFICATIONS

         This Agreement may be modified by a signed writing to reflect changes in the tax law, changes required by regulatory agencies, or changes to more equitably share tax liability. This Agreement may also be modified to include new subsidiaries joining the Group. Additional subsidiaries will be covered by this Agreement in writing among PD Investments and the subsidiaries.

VII.     EFFECTIVE DATE

         This Agreement shall be effective with respect to all taxable years beginning after June 30, 1999.


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

VIII.    MISCELLANEOUS

         This Agreement may be modified in whole or in party by a duly authorized written instrument signed by all of the parties. If any provisions of this Agreement are declared invalid, unenforceable or in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they conflict therewith, but without invalidating any other provision hereof. This Agreement shall be governed by and construed in accordance with the state laws of the state of Delaware and the federal laws of the United States.

                            [Signatures on next page]



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




IN WITNESS WHEREOF, the parties have set forth their hands and seals below.

PACIFIC DUNLOP INVESTMENTS (USA) INC.                            PACIFIC DUNLOP CAPITAL INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------

PACIFIC DUNLOP FINANCE COMPANY INC.                              PACIFIC DUNLOP FOOTWEAR, INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------

PACIFIC DUNLOP HOLDINGS (USA), INC.                              PACIFIC DUNLOP HOLDINGS, INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------

PACIFIC DUNLOP USA INC.                                          PAC BRANDS USA, INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------

PACIFIC DUNLOP GNB CORPORATION                                   GNB TECHNOLOGIES INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------

GNB INDUSTRIAL BATTERY COMPANY                                   GNB BATTERY TECHNOLOGIES JAPAN INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------

PACIFIC CHLORIDE INC.                                            NEW ENPAK INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------

ANSELL HEALTHCARE INCORPORATED                                   ANSELL HEALTHCARE PRODUCTS, INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------

ANSELL PROTECTIVE PRODUCTS, INC.                                 ANSELL SERVICES, INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------

TPL HOLDINGS INC.                                                TPLC HOLDINGS INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------

COTAC CORPORATION                                                ACCUFIX RESEARCH INSTITUTE, INC.

By:                                                              By:
   --------------------------------------------                      --------------------------------------------

Name:                                                            Name:
     ------------------------------------------                       -------------------------------------------

Title:                                                           Title:
      -----------------------------------------                        ------------------------------------------



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